Regions®

Alabama Financial Services Conference

Birmingham, Alabama

May 14, 2001

Forward-Looking Statement

The information contained in this presentation may include forward-looking statements that reflect Regions' current views with respect to future events and financial performance. Regions' management believes that these forward-looking statements are reasonable, however, you should not place undue reliance on these statements as they are based only on current expectations and general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. Such forward-looking statements are made in good faith by Regions pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

The words "believe", "expect", "anticipate", "project", and similar expressions signify forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements made by or on behalf of Regions. Any such statement speaks only as of the date the statement was made. Regions undertakes no obligation to update or revise any forward-looking statements.

Some factors which may affect the accuracy of our projections apply generally to the financial services industry, including: (a) the easing of restrictions on participants in the financial services industry, such as banks, securities brokers and dealers, investment companies, and finance companies, may increase our competitive pressures: (b) possible changes in interest rates may increase our funding costs and reduce our earning asset yields, thus reducing our margins; (c) possible changes in general economic and business conditions in the United States and the Southeast in general and in the communities we serve in particular may lead to a deterioration in credit quality, thereby increasing our provisioning costs, or a reduced demand for credit, thereby reducing our earning assets; (d) possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on our business; and (e) possible changes in consumer and business spending and saving habits could have an effect on our ability to grow our assets and to attract deposits.

Other factors which may affect the accuracy of our projections are specific to Regions, including (i) the cost and other effects of material contingencies, including litigation contingencies; (ii) our ability to expand into new markets and to maintain profit margins in the face of pricing pressures; (iii) our ability to keep pace with technological changes; (iv) our ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions customers and potential Regions customers; (v) our ability to effectively manage interest rate risk, credit risk and operational risk; (vi) our ability to manage fluctuations in the value of our assets and liabilities and off-balance sheet exposures so as to maintain sufficient capital liquidity to support our business; and (vii) our ability to achieve the earnings expectations related to the businesses that we have recently acquired or may acquire in the future, which in turn depends on a variety of factors, including: our ability to achieve anticipated cost savings and revenue enhancements with respect to acquired operations: the assimilation of acquired operations to the Regions corporate culture, including the ability to instill our credit practices and efficient approach to acquired operations; and the continued growth of the markets that the acquired entities serve, consistent with recent historical experience.

Key Highlights

- A leading diversified financial service provider in the South
- Client focused sales culture and product set
- Superior credit culture
- Experienced management team
- Consistent record of performance

Dominant Coverage of the South

Regions

- ✓687 Branches
- ✓Top market share in numerous Southern MSAs
- ✓$20.7 billion in trust assets

Morgan Keegan

- ✓135 Offices
- ✓900 Financial Advisors
- ✓ $30.4 billion of assets in customer accounts

◆ Serving 4 million customers



BOSTON
NEW YORK



COVINGTON
LOUISVILLE
LEXINGTON
BOWLING GREEN
RICHMOND
DURHAM
RALEIGH
CHARLOTTE
WILMINGTON
KNOXVILLE
NASHVILLE
JACKSON
MEMPHIS
ROGERS
LITTLE ROCK
HUNTSVILLE
ATHENS
ATLANTA
COLUMBUS
BIRMINGHAM
LA GRANGE
TUSCALOOSA
MONTGOMERY
DALLAS
SHREVEPORT
JACKSON
MANDEVILLE
PENSACOLA
LAFAYETTE
MOBILE
NEW ORLEANS
BATON ROUGE
HOUSTON
AUSTIN
SARASOTA
FT LAUDERDALE
PALM BEACH
MORGAN KEEGAN OFFICES
MORGAN KEEGAN OFFICES WHERE REGIONS HAS A PRESENCE

* Green area denotes states where Regions banking franchise operates

Regions

Client Focused Financial Powerhouse

Ideally positioned to assist middle market corporate and affluent retail customers throughout the South increase their worth.

More than **800** offices in **14** states

Regions

- ✓Commercial Banking
- ✓Retail Banking
- ✓Trust and Asset Management
- ✓Mortgage Banking
- ✓Insurance
- ✓Brokerage and Public Finance
- ✓Specialty Finance

Morgan Keegan

- ✓Private Client Brokerage
- ✓Public Finance
- ✓Agency and Corporate Fixed Income
- ✓Equity and Fixed Income Research
- ✓Equity Capital Markets
- ✓Asset and Wealth Management
- ✓Corporate Finance Advisory

Diversified Throughout Vibrant South

Banking assets by state


Arkansas
14%
Georgia
25%
Louisiana
10%
Florida
7%
Texas
4%
Tennessee
5%
South Carolina
4%
Alabama
31%

Mission Statement

Regions Financial Corporation will be a premier southern **financial services company** that effectively and consistently responds to its markets and customers. Based on a foundation of integrity and financial strength, we will be the company of choice and the employer of choice in each community we serve.

Morgan Keegan and Company

Allen B. Morgan, Jr.

Chairman and Chief Executive Officer
of Morgan Keegan

Historical Highlights

- One of the largest independent securities firms in the South
- Founded in 1969
- Publicly owned since 1983
- Stock traded on New York Stock Exchange since 1985
- Acquired by Regions Financial Corporation April 1, 2001

Offices

- 56 locations
- Over 2,100 employees
- 791 investment brokers



Boston
New York
Covington
Lexington
Louisville
Richmond
Durham
Raleigh
Bowling Green
Nashville
Knoxville
Charlotte
Jackson (3)
Wilmington
Rogers
Alpharetta
Memphis (4)
Huntsville
Athens
Little Rock
Tuscaloosa
Decatur
Atlanta (2)
Augusta
LaGrange
Birmingham
Columbus
Dallas
Shreveport
Jackson
Montgomery
Lafayette
Fairhope
Mobile
Pensacola
Gainesville
Austin (2)
Baton Rouge
Covington
Houston (2)
New Orleans
Orlando
Sarasota
Palm Beach
Ft. Lauderdale

Regions

Senior Management

188 Managing Directors

15 years average length of service with Morgan Keegan & Company

Allen B. Morgan, Jr.	Chairman and Chief Executive Officer
Joseph C. Weller	Chief Financial Officer
G. Douglas Edwards	President and Vice Chairman
	President of Fixed Income Capital Markets
James A. Parrish, Jr.	President of Private Client Group
William F. Hughes, Jr.	President of Morgan Asset Management
John W. Stokes, Jr.	Vice Chairman of Equity Capital Markets
E. Carl Krausnick	Managing Director of Equity Capital Markets

Breakdown of Commissions by Product Mix and Account Type

For 8 Months Ending March 31, 2001


Special Products
22%
SBA
1%
Options
3%
Mortgage Backed Securities
5%
Corporate Bonds
5%
Municipal Bonds
8%
Bond Funds
1%
Stocks
47%
Retail
69%
Institutional
31%

Regions

Morgan Keegan

Revenue Sources

For 8 Months Ending March 31, 2001


Margin Income
21%
Other
1%
Money Management Fees
6%
Banking Fees
6%
Trading
4%
Commissions
61%

Regions

Business in First Quarter

- Revenues up 3.5%
- Commissions up 2%
- Better than industry because of Fixed Income

Post Merger April 1, 2001

- Converted to Regions Financial Corporation
- 200 employees / 120 financial advisors mid-month
- $5.4 billion in assets / 93,473 accounts
- 2nd largest commission month in history of firm
- Appointed Doug Edwards as President

Acquisition of Regions Investment Company

April 12, 2001

	As of 3/31/01	As of 4/12/01
Total Employees	2,162	2,349
Financial Advisors	791	900
Offices	56	135
Accounts	165,610	259,083
Amount of Assets	$25.0 billion	$30.4 billion

Regions

Morgan Keegan

Employee Count

For Year Ending July 31


2500
2000
1500
1000
500
0
Jul-94
Jul-95
Jul-96
Jul-97
Jul-98
Jul-99
Jul-00
Apr-01
1218
1335
1491
1549
1683
1788
2000
492
551
596
623
662
686
761
900
Financial Advisors
All Employees

Regions

Morgan Keegan

Assets in Cash & Margin Accounts



Billions
$35
$30
$25
$20
$15
$10
$5
$0
$12.0
$15.4
$17.9
$21.2
$25.4
$30.4
09/30/96
09/30/97
09/30/98
09/30/99
09/30/00
04/12/01

Regions

Morgan Keegan Assets under Management

For Year Ending July 31


Millions
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$659
$967
$2,017
$3,174
$3,801
$4,644
1996
1997
1998
1999
2000
2001
Morgan Keegan Trust Co.
Wealth Trust Affiliates
Hester Capital
Fund Management
Select Funds
Investment Management Consulting Group
Morgan Asset Management

Morgan Keegan & Company

Members New York Stock Exchange, SIPC

www.morgankeegan.com

Rebsamen Insurance Inc.

Allen J. McDowell

President and Chief Executive Officer
Of Rebsamen

Regions

Facts About Rebsamen

- 1928 - Sales and Service Organization

- In 2000 Rebsamen ranked 24th among all privately held U. S. brokers. We ranked 43rd among all brokers worldwide. These rankings are based on revenue.

Domestic Insured Exposures



Regions

International Insured Exposures


Kenya
Afghanistan
India
U.K.
Canada
Belgium
Peru
Brazil
Australia
Thailand
Argentina
Philippines
Russia
France
Mexico
Ireland
Malaysia
Hong Kong
Nepal
Singapore

Globex International Partnership
Local Knowledge - Global Presence

Regions

Rebsamen Divisions

- Risk Management
- Commercial Lines
- Claims
- Legal-Insurance
- Loss Control
- Due Diligence
- Aviation
- Captive Management
- Personal Insurance
- Benefits
- Professional Association Group
- Excess and Surplus Lines Brokerage
- Surety Bonds
- Financial-Actuarial

Regions

- **Special Practices**

  Manufacturing
  Construction
  Communications
  Retailing
  Hospitals - Medical
  Trucking
  Agri - Business
  Auto Dealers

Our Plans

- To provide insurance products and services to the Bank and Morgan Keegan's customer base

  There are many products such as Life - Long-Term Care - Annuities - Disability - Property-Casualty and others that can be provided as a *"Value Added"* to our clients.

- We hope to provide these products through the mail, internet and "people to people" actions.

Regions

"Why Rebsamen"

- Opportunities to grow our business through the Bank's customer base
- Ability to operate Rebsamen on a separate platform
- Using our current compensation and reward system
- Our management team and past experience
- Our strong strategic planning process (short and long term)

Summary

- **Rebsamen People**
- **Rebsamen Clients**
- **Regions Welcome**
- **Insurance Companies**
- **Our Current Results "Mind the Store"**
- ***Great Future***

Regions

Better Diversified Revenue Stream


Morgan Keegan
Rebsamen
Regions
A Diversified Financial Services Company


Non-interest income as % of revenues
60%
50%
40%
30%
20%
10%
0%
30%
32%
45%
57%
1st Qtr 2001
Peer Group
Pro forma 1st Qtr 2001
High P/E Peer Group

Regions

Categories of Fee Income

Pro forma for Morgan Keegan and Rebsamen Insurance


Investment Services and Trust Fees 51%
Commercial Banking Fees 38%
Mortgage Servicing and Origination 8%
Insurance Premiums and Commissions 3%

Regions

Positive Trend in Net Interest Margin


3.70%
3.65%
3.60%
3.55%
3.50%
3.45%
3.40%
3.35%
3.30%
3.25%
1Q00
2Q00
3Q00
4Q00
1Q01

- **Improved Commercial Loan Spreads**
- **Increased Variable Rate Lending**
- **Sensitivity of Balance Sheet to Parallel Interest Rate Shifts Dramatically Reduced**

Regions

Progress on Branch Rationalization

- Through March, 37 of 68 identified branches have been consolidated
- During April over 20 additional branches have been consolidated
- Opening of 3 new offices in high growth markets

Regions

Risk Adjusted Return on Capital

- Early stages of implementing new performance measurement system based on risk adjusted returns on capital
- Objectives of project
  - Management tool for allocating capital within the organization
  - Consistent framework for comparing returns from a business unit, product or customer perspective
  - Optimizing returns on capital creates shareholder value

Regions

Diversified Low Risk Loan Portfolio

March 31, 2001
($ in billions)


Other Consumer
14%
$4.3
Construction
10%
$.3.1
Commercial
Mortgages
19%
$6.0
Total
Consumer
47%
$10.3
$7.4
Total
Commercial
53%
Residential
Mortgages
33%
Commercial Loans
and Leases
24%

Total $31.1 billion

Regions

Banks with Proven Commercial Real Estate Credit Management Skill

	1991-2000 Avg. CRE Net Chargeoff Ratio*	Maximum CRE Net Chargeoff Ratio	CRE Loans as a % of Total Loans 9/30/00
Regions Financial Corporation	0.04%	0.18%	31%
NCBC/ CCB Pro Forma	0.04	0.19	34
SouthTrust Corporation	0.05	0.18	44
Marshall & Ilsley Corporation	0.10	0.51	25
Zions Bancorporation	0.10	0.56	44
BB&T Corporation	0.14	0.44	34
Old Kent Financial Corporation	0.14	0.57	25
Compass Bancshares, Inc.	0.15	0.77	33
Firstar Corporation	0.16	0.30	20
Comerica Incorporated	0.16	0.69	24

**2000 data annualized as of 9/30/00*

Source: UBS Warburg February 2001

Regions

Net Loan Losses at Regions Historically Below Industry


Regions
Industry*
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000

**FDIC-insured commercial banks.*

Regions

Regions' Franchise



Boston
New York

Dots represent Regions banking presence

Stars represent Morgan Keegan locations



Richmond
Covington
Louisville
Lexington
Durham
Bowling Green
Charlotte
Raleigh
Knoxville
Nashville
Wilmington
Rogers
Memphis
Jackson
Decatur
Athens
Augusta
Little Rock
Birmingham
LaGrange
Jackson
Tuscaloosa
Columbus
Dallas
Montgomery
Shreveport
Mobile
Baton Rouge
Mandeville
Pensacola
Fairhope
Austin
Lafayette
New Orleans
Houston
Palm Beach
Sarasota
Ft. Lauderdale

Regions®